Registration No. 333-________
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                                    38-0549190
(State or other jurisdiction                (I.R.S. Employee Identification No.)
of incorporation or organization)

     One American Road
     Dearborn, Michigan                                 48126-1899
(Address of principal executive offices)                (Zip Code)


                    FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                            PLAN FOR HOURLY EMPLOYEES
                            (Full Title of the Plan)

                           PETER J. SHERRY, Jr., Esq.
                               Ford Motor Company
                                  P.O. Box 1899
                                One American Road
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

========================== ======================== ======================== ======================== =======================
                                                       Proposed maximum         Proposed maximum
        Title of                                      offering price per       aggregate offering
    securities to be            Amount to be            obligation (b)              price (b)               Amount of
       registered              registered (a)                                                            registration fee
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------
Common Stock,                    35,000,000
$.01 par value                     shares                   $12.045              $421,575,000.00            $34,105.42
========================== ======================== ======================== ======================== =======================

    (a) The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by Fidelity Management Trust Company, as trustee under the Master Trust established as of September 30, 1995, as amended, and as trustee under the Plan, during 2003 and during subsequent years until a new Registration Statement becomes effective.

     (b) Based on the market price of Common Stock of the Company on October 27, 2003 in accordance with Rule 457(c) under the Securities Act of 1933.

        In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                        FORD MOTOR COMPANY TAX-EFFICIENT
                        SAVINGS PLAN FOR HOURLY EMPLOYEES
                             ----------------------

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

    The contents of Registration Statements Nos. 333-100910, 333-72478, 333-61886, 333-40260, 333-38586, 333-37536, 333-58701, 333-49547, 333-47445,
333-27993, 33-64605, 33-61107, 33-58255, 33-54737, 33-54283, 33-50238, 33-36043,
33-19036 and 2-95018 are incorporated herein by reference.
                             ----------------------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.


Exhibit 4.1  -  Summary of amendments to the Ford Motor Company Tax Efficient
                Savings Plan for Hourly Employees effective January 1, 2002. Filed with this Registration Statement.

Exhibit 4.2  -  Summary of amendments to the Ford Motor Company Tax Efficient
                Savings Plan for Hourly Employees adopted on January 16, 2002. Filed as Exhibit 4.1 to Registration Statement No. 333-100910 and incorporated herein by reference.

Exhibit 4.3  -  Summary of an amendment to the Ford Motor Company Tax Efficient
                Savings Plan for Hourly Employees adopted on February 12, 2002. Filed as Exhibit 4.2 to Registration Statement No. 333-100910 and incorporated herein by reference.

Exhibit 4.4  -  Amended and Restated Ford Motor Company Tax-Efficient Savings
                Plan for Hourly Employees dated October 9, 1999.  Filed as
                Exhibit 4.A to Registration Statement No. 333-37536 and incorporated herein by reference.

Exhibit 4.5  -  Copy of Master Trust Agreement dated as of September 30, 1995 between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.6  -  Copy of Amendment dated October 25, 1997 to Master Trust
                Agreement between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.E to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.7  -  Copy of Amendment dated March 3, 1998 to Master Trust Agreement between Ford Motor Company and Fidelity Management Trust Company, as Trustee. Filed as Exhibit 4.F to Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.1  -  Opinion of Kathryn S. Lamping, a Managing Counsel and Assistant
                Secretary of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2  -  Copy of Internal Revenue Service determination letter that the
                Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5.B to Registration Statement
                No. 33-58255 and incorporated herein by reference.

Exhibit 15   -  Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   -  Consent of Independent Certified Public Accountants.  Filed with this Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature.  Filed as Exhibit 24.1 to Registration Statement No. 333-105674 and incorporated herein by reference.

Exhibit 24.2 -  Power of Attorney authorizing signature.  Filed with this
                Registration Statement.

Exhibit 24.3 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit
                24.2 to Registration Statement No. 333-105674 and incorporated herein by reference.

                                   SIGNATURES


    The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 30th day of October, 2003.



                                  FORD MOTOR COMPANY TAX-EFFICIENT
                                  SAVINGS PLAN FOR HOURLY EMPLOYEES


                             By:  /s/Charles Corbett
                                  ---------------------------------
                                  Charles Corbett, Chairperson
                                  Tax-Efficient Savings Plan
                                  for Hourly Employees Committee

    The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 30th day of October, 2003.


                                FORD MOTOR COMPANY

                                By:  William Clay Ford, Jr.*
                                   ----------------------------
                                    (William Clay Ford, Jr.)
                                     Chairman and Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                                        Title                             Date
     ---------                                        -----                             ----
                                            Director, Chairman of the Board and
  William Clay Ford, Jr.*                   Chief Executive Officer and Chair
---------------------------                 of the Environmental and Public
 (William Clay Ford, Jr.)                   Policy Committee
                                            (principal executive officer)


    John R. H. Bond*                        Director
---------------------------
   (John R. H. Bond)



    Edsel B. Ford II*                       Director                               October 30, 2003
---------------------------
   (Edsel B. Ford II)



     William Clay Ford*                     Director
---------------------------
    (William Clay Ford)



  Irvine O. Hockaday, Jr.*                  Director and Chair of
----------------------------                the Audit Committee
 (Irvine O. Hockaday, Jr.)



                                       6

     Signature                                        Title                             Date
     ---------                                        -----                             ----


     Marie-Josee Kravis*                    Director and Chair of the
---------------------------                 Compensation Committee
    (Marie-Josee Kravis)



   Richard A. Manoogian*                    Director
---------------------------
  (Richard A. Manoogian)



      Ellen R. Marram*                      Director and Chair of the
---------------------------                 Nominating and Governance
     (Ellen R. Marram)                      Committee



     Homer A. Neal*                         Director                               October 30, 2003
---------------------------
    (Homer A. Neal)



      Jorma Ollila*                         Director
---------------------------
     (Jorma Ollila)



      Carl E. Reichardt*                    Director and Chair of the
---------------------------                 Finance Committee
     (Carl E. Reichardt)



     Robert E. Rubin*                       Director
---------------------------
    (Robert E. Rubin)



    Nicholas V. Scheele*                    Director and President and
---------------------------                 Chief Operating Officer
  (Nicholas V. Scheele)



     John L. Thornton*                      Director
---------------------------
     (John L. Thornton)




                                       7





                                            Group Vice President and
   Donat R. Leclair*                        Chief Financial Officer
---------------------------                 (principal financial officer)
 (Donat R. Leclair)


                                            Vice President and
   James C. Gouin*                          Controller
----------------------                      (principal accounting officer)
  (James C. Gouin)




*By: /s/K. S. Lamping
    ------------------
    (K. S. Lamping,
     Attorney-in-Fact)

                                  EXHIBIT INDEX

                                                                                              Sequential Page
                                                                                              at which Found
                                                                                              (or Incorporated
                                                                                               by Reference)
                                                                                              ----------------
Exhibit 4.1      -      Summary of amendments to the Ford Motor Company Tax
                        Efficient Savings Plan for Hourly Employees effective
                        January 1, 2002. Filed with this Registration Statement.

Exhibit 4.2      -      Summary of amendments to the Ford Motor Company Tax
                        Efficient Savings Plan for Hourly Employees adopted on
                        January 16, 2002.  Filed as Exhibit 4.1 to Registration
                        Statement No. 333-100910 and incorporated herein by
                        reference.

Exhibit 4.3      -      Summary of an amendment to the Ford Motor Company Tax
                        Efficient Savings Plan for Hourly Employees adopted on
                        February 12, 2002.  Filed as Exhibit 4.2 to Registration
                        Statement No. 333-100910 and incorporated herein by
                        reference.

Exhibit 4.4      -      Amended and Restated Ford Motor Company Tax-Efficient
                        Savings Plan for Hourly Employees dated October 9, 1999.
                        Filed as Exhibit 4.A to Registration Statement No.
                        333-37536 and incorporated herein by reference.

Exhibit 4.5      -      Copy of Master Trust Agreement dated as of September 30,
                        1995 between Ford Motor Company and Fidelity Management
                        Trust Company, as Trustee.  Filed as Exhibit 4.B to
                        Registration Statement No. 33-64605 and incorporated
                        herein by reference.

Exhibit 4.6      -      Copy of Amendment dated October 25, 1997 to Master Trust
                        Agreement between Ford Motor Company and Fidelity
                        Management Trust Company, as Trustee. Filed as Exhibit
                        4.E to Registration Statement No. 333-47443 and
                        incorporated herein by reference.

Exhibit 4.7      -      Copy of Amendment dated March 3, 1998 to Master Trust
                        Agreement between Ford Motor Company and Fidelity
                        Management Trust Company, as Trustee.  Filed as Exhibit
                        4.F to Registration Statement No. 333-58695 and
                        incorporated herein by reference.


                                       9


Exhibit 5.1      -      Opinion of Kathryn S. Lamping, a Managing Counsel and
                        Assistant Secretary of Ford Motor Company, with respect
                        to the legality of the securities being registered
                        hereunder.  Filed with this Registration Statement.

Exhibit 5.2      -      Copy of Internal Revenue Service determination letter
                        that the Plan is qualified under Section 401 of the
                        Internal Revenue Code. Filed as Exhibit 5.B to
                        Registration Statement No. 33-58255 and incorporated
                        herein by reference.

Exhibit 15       -      Letter from Independent Certified Public Accountants
                        regarding unaudited interim financial information.
                        Filed with this Registration Statement.

Exhibit 23       -      Consent of Independent Certified Public Accountants.
                        Filed with this Registration Statement.

Exhibit 24.1     -      Powers of Attorney authorizing signature.  Filed as
                        Exhibit 24.1 to Registration Statement No. 333-105674
                        and incorporated herein by reference.

Exhibit 24.2     -      Power of Attorney authorizing signature.  Filed with
                        this Registration Statement.

Exhibit 24.3     -      Certified resolutions of Board of Directors authorizing
                        signature pursuant to a power of attorney.  Filed as
                        Exhibit 24.2 to Registration Statement No. 333-105674
                        and incorporated herein by reference.